UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 13, 2015

UnifiedOnline, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27865	13-2640971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4126 Leonard Drive, Fairfax, VA	22030
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (816) 979-1893

IceWEB, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01   Entry Into a Material Definitive Agreement
Item 2.03    Creation of a Direct Financial Obligation
Item 3.02   Unregistered Sales of Equity Securities

Effective January 13, 2015, the Registrant issued a $53,500 Convertible Promissory Note (the “Note”) to KBM Worldwide, Inc. (“the Lender”).  The Note has a maturity date of ten (10) months from the Effective Date, and accrues interest at 8% per annum.  The Lender has the right at any time during the period beginning on the date which is one hundred eighty (180) days following the date of the Note to convert all or any part of the outstanding and unpaid principal amount of the note into fully paid and non-assessable shares of common stock of the Registrant.  The Note may be converted to shares of Common Stock of the Registrant at a conversion price of 58% of the arithmetic average of the lowest three (3) closing bid price during the ten (10) trading day period ending on the latest complete trading day prior to the conversion date.

The Note referred to above (and the shares of common stock underlying them) are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The foregoing is not a complete summary of the terms of the Note described herein and reference is made to the complete text of the Agreement as Exhibit 10.1 to this Current Report on Form 8-K, and hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Ten Month Convertible Promissory Note with KBM Worldwide, Inc. dated January 8, 2015.

10.2	Securities Purchase Agreement with KBM Worldwide, Inc. dated January 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnifiedOnline, Inc.

Date: January 13, 2015	By:	/s/ Robert M. Howe, III
Robert M. Howe, III, Chief Executive Officer